UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
   (Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end:    October 31
Date of reporting period:  October 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

          The Annual Report to Stockholders is filed herewith.

October 31, 2010

Annual
Report

Legg Mason
Western Asset
SMASh Series M
Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II | Legg Mason Western Asset SMASh Series M Fund

Fund objective

The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

Letter from the chairman

Dear Shareholder,
We are pleased to provide the annual report of Legg Mason Western Asset SMASh Series M Fund for the twelve-month reporting period ended October 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 26, 2010

Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report | 1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management. Under normal market conditions, the Fund expects to invest primarily in a combination of U.S. dollar denominated and non-U.S. dollar denominated investment grade debt obligations of both U.S. and non-U.S. issuers (including emerging market issuers) and in derivatives and other instruments relating to such investments. The Fund intends to invest a substantial portion of its assets in mortgage-related securities, U.S. government securities and money market instruments. The mortgage-related securities in which the Fund intends to invest include securities issued by agencies of the U.S. government or by private companies, including commercial mortgage-backed securities (“MBS”). Additionally, the Fund intends to invest in asset-backed and inflation-protected securities and to engage in dollar rolls on mortgage-related securities. Instead of investing directly in particular securities, the Fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended October 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with notable exceptions being in late April and May 2010, as well as August 2010. Starting toward the end of April, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

However, robust investor risk appetite largely resumed during June and July, and again in September and October. These turnarounds occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”)[i] continued to indicate that it would keep short-term rates low for an extended period.

The yields on two- and ten-year Treasuries began the fiscal year at 0.90% and 3.41%, respectively. Treasury yields fluctuated during the twelvemonth reporting period given changing perceptions regarding the economy, interest rates, inflation and deflation. Yields moved sharply lower toward the end of the fiscal year in anticipation of possible quantitative easing by the Fed. During the fiscal year, two-year Treasury yields moved as high as 1.18% and ended at the period low of 0.34%. In contrast, ten-year Treasuries rose as high as 4.01% and fell as low as 2.41% — ending the fiscal year at 2.63%. All told, the Barclays Capital U.S. Aggregate Indexii returned 8.01% for the twelve months ended October 31, 2010.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We reduced our exposure to agency bonds that were guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) and non-agency MBS. In contrast, we increased our exposure to agency MBS and asset-backed securities (“ABS”).

2 | Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report

Fund overview (cont’d)

During the reporting period, we employed U.S. Treasury futures and options, Eurodollar futures and options, and interest rate swaps to manage the Fund’s durationiii. Credit default swaps were used to gain exposure to the corporate market. In addition, we utilized both credit default swaps and total return swaps to manage and enhance the Fund’s commercial MBS exposure. Overall, the use of these derivative instruments modestly detracted from performance during the twelvemonth reporting period.

Performance review

For the twelve months ended October 31, 2010, Legg Mason Western Asset SMASh Series M Fund returned 14.57%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Fixed-Rate Mortgage Backed Securities Indexiv, returned 6.12% for the same period.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients. The Fund represents only a portion of a separately managed account, and clients utilize the Fund to gain exposure to certain types of securities included in the strategies for the separately managed account. It is important to bear in mind that investment returns for these strategies are contingent upon the performance of the separately managed account — not just the performance of the Fund. Investors should understand that the Fund is managed within the context of the separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, please keep in mind, the Fund performance shown does not reflect the effect of fees and expenses associated with a separately managed account nor a management fee or other operating expenses of the Fund. Your financial professional can discuss fees and expenses and the effect of such fees and expenses on performance with you in greater detail.

Performance Snapshot as of October 31, 2010 (unaudited)

	6 months	12 months

Legg Mason Western Asset SMASh Series M Fund	5.06%	14.57%

Barclays Capital U.S. Fixed-Rate Mortgage Backed Securities Index	4.00%	6.12%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted for the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors should understand that the Fund is managed within the context of a separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager.

The 30-Day SEC Yield for the period ended October 31, 2010 was 3.68%. Absent current expense reimbursements, the 30-Day SEC Yield would have been 3.53%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated February 17, 2010, the gross total operating expense ratio was 0.27%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has entered into an expense reimbursement agreement with the Fund, which expires on December 31, 2012, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement agreement does not cover brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses. However, all Fund shareholders are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadviser for managing the Fund and to reimburse the Fund for all operating expenses.

Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report | 3

What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its out-of-benchmark exposure to non-agency MBS. The combination of the government’s aggressive programs to aid the housing market and signs that housing prices appeared to be stabilizing helped these securities generate strong results. In addition, the sector was supported by ongoing demand from asset managers participating in the Public-Private Investment Program (“PPIP”).

Security selection within the agency MBS sector was also a contributor to performance. Specifically, tactically trading among the various agencies and coupons enhanced the Fund’s results.

Elsewhere, the Fund’s out-of-benchmark exposure to ABS was rewarded. In particular, our student loan ABS holdings were additive to return.

What were the leading detractors from performance?

A. The largest detractor from relative performance during the reporting period was our duration positioning. For the most part, the Fund’s duration was longer than that of its benchmark, which was a positive for performance during the period in which interest rates declined. However, having a long duration in December 2009, when rates moved materially higher, more than offset the benefits the Fund experienced when rates fell.

Our yield curve[v] positioning was also a detractor from performance. During the reporting period, we had overweights to the short end of the yield curve and to the thirty-year portion of the curve. This positioning was a drag on performance as thirty-year yields did not fall as much as their shorter-term counterparts.

Thank you for your investment in Legg Mason Western Asset SMASh Series M Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 16, 2010

RISKS: Investments in fixed-income securities are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. There is also a risk that an issuer will be unable to make principal and/or interest payments. Foreign securities are subject to the additional risks of fluctuations in foreign exchange rates, changes in political and economic conditions, foreign taxation and differences in auditing and financial standards. These risks are magnified in emerging markets. The Fund may use derivatives, such as futures and options, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2010 were: Mortgage-Backed Securities (41.1%), Collateralized Mortgage Obligations (24.7%), Asset-Backed Securities (14.8%), U.S. Government & Agency Obligations (14.0%) and Corporate Bonds & Notes (6.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv

The Barclays Capital U.S. Fixed-Rate Mortgage Backed Securities Index is an unmanaged index composed of securities backed by fifteen-year to thirty-year fixed-rate mortgage pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

4 | Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2010 and October 31, 2009 and does not include derivatives such as futures contracts, written options, purchased options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report | 5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2010 and held for the six months ended October 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”

Based on actual total return[1]

Actual Total Return2.3	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]

5.06%	$1,000.00	$1,050.60	0.00%	$0.00

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]

Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the period[3,4]

5.00%	$1,000.00	$1,025.21	0.00%	$0.00

[1]	For the six months ended October 31, 2010.
[2]

Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

[3]

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement agreement between the Fund and the manager.

[4]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

6 | Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report

Fund performance (unaudited)

Average annual total returns[1]

Twelve Months Ended 10/31/10	14.57%

Inception* through 10/31/10	7.43

Cumulative total returns[1]

Inception date of 12/27/2006 through 10/31/10	31.72%

Historical performance

Value of $10,000 invested in
Shares of Legg Mason Western Asset SMASh Series M Fund vs. Barclays Capital U.S. Fixed-Rate Mortgage Backed Securities Index† — December 27, 2006 - October 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager due to an expense reimbursement agreement between the Fund and the manager.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.
*	Inception date of the Fund is December 27, 2006.
†

Hypothetical illustration of $10,000 invested in Legg Mason Western Asset SMASh Series M Fund on December 27, 2006, (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2010. The Barclays Capital U.S. Fixed-Rate Mortgage Backed Securities Index is an unmanaged index composed of securities backed by fifteen-year to thirty year fixed-rate mortgage pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report | 7

Spread duration (unaudited)

Economic exposure — October 31, 2010

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

ABS	— Asset Backed Securities
BC MBS	— Barclays Capital U.S. Fixed-Rate Mortgage Backed Securities Index
CMBS	— Commercial Mortgage Backed Securities
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
SMASh M	— Legg Mason Western Asset SMASh Series M Fund

8 | Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report

Effective duration (unaudited)

Interest rate exposure — October 31, 2010

Effective duration measures the sensitivity to changes in Treasury yields. Effective duration is quantified as the % change in price resulting from a 100 basis points change in Treasury yields. For a security with positive effective duration, an increase in Treasury yields would result in a price decline and a decline in Treasury yields would result in a price increase. This chart highlights the interest rate exposure of the Fund’s portfolio relative to the selected benchmark as of the end of the reporting period.

ABS	— Asset Backed Securities
BC MBS	— Barclays Capital U.S. Fixed-Rate Mortgage Backed Securities Index
CMBS	— Commercial Mortgage Backed Securities
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
SMASh M	— Legg Mason Western Asset SMASh Series M Fund

Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report | 9

Schedule of investments
October 31, 2010

Legg Mason Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value

Mortgage-Backed Securities — 41.1%

FHLMC — 0.6%

Federal Home Loan Mortgage Corp. (FHLMC)	2.896%	2/1/32	$6,196	$6,483	(a)

Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	11/1/35	357,912	386,353

Federal Home Loan Mortgage Corp. (FHLMC)	5.595%	5/1/37	353,614	376,445	(a)

Total FHLMC				769,281

FNMA — 20.0%

Federal National Mortgage Association (FNMA)	2.560%	5/1/32	30,821	31,031	(a)

Federal National Mortgage Association (FNMA)	2.685%	7/1/32	67,052	70,089	(a)

Federal National Mortgage Association (FNMA)	1.970%	1/1/33	129,239	132,690	(a)

Federal National Mortgage Association (FNMA)	5.000%	1/1/35-10/1/35	8,143,021	8,724,909

Federal National Mortgage Association (FNMA)	5.500%	11/1/36-8/1/37	528,377	570,891

Federal National Mortgage Association (FNMA)	4.500%	6/1/37-2/1/38	691,484	726,783

Federal National Mortgage Association (FNMA)	6.000%	11/1/37-12/1/47	2,721,238	2,946,006

Federal National Mortgage Association (FNMA)	3.500%	11/10/40-11/16/40	6,000,000	6,182,811	(b)

Federal National Mortgage Association (FNMA)	4.000%	11/10/40	400,000	412,500	(b)

Federal National Mortgage Association (FNMA)	6.000%	11/10/40	5,600,000	6,080,379	(b)

Total FNMA				25,878,089

GNMA — 20.5%

Government National Mortgage Association (GNMA)	5.000%	7/20/40-8/20/40	397,406	427,967

Government National Mortgage Association (GNMA)	5.000%	11/1/40	100,000	107,625	(c)

Government National Mortgage Association (GNMA)	4.000%	11/18/40-12/20/40	5,200,000	5,396,985	(b)

Government National Mortgage Association (GNMA)	4.500%	11/18/40	3,300,000	3,506,763	(b)

Government National Mortgage Association (GNMA)	6.000%	11/18/40	13,600,000	14,903,204	(b)

Government National Mortgage Association (GNMA)	3.500%	12/20/40	2,200,000	2,223,375	(b)

Total GNMA				26,565,919

Total Mortgage-Backed Securities (Cost — $52,025,553)				53,213,289

Asset-Backed Securities — 14.8%

ABFS Mortgage Loan Trust, 2003-2 A	0.756%	4/25/34	31,737	29,504	(a)(d)

ACE Securities Corp., 2005-SD3 A	0.656%	8/25/45	74,340	69,578	(a)

ACE Securities Corp., 2006-GP1 A	0.386%	2/25/31	55,676	41,717	(a)

AFC Home Equity Loan Trust, 2002-2 2A	0.556%	6/25/30	29,773	13,800	(a)

Amortizing Residential Collateral Trust, 2002-BC1M A	0.536%	1/1/32	71,528	53,288	(a)(c)

Asset-Backed Securities Corp., Home Equity Loan Trust, 2001-HE3 A1	0.796%	11/15/31	11,886	10,567	(a)

Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	710,000	919,789	(a)

Bayview Financial Acquisition Trust, 2005-A A2A	1.185%	2/28/40	489,750	275,582	(a)(c)(d)

Bear Stearns Asset-Backed Securities Trust, 2004-BO1 1A2	0.606%	9/25/34	6,159	6,152	(a)

Bear Stearns Asset-Backed Securities Trust, 2006-1 A	0.536%	2/25/36	118,121	113,481	(a)

Bear Stearns Asset-Backed Securities Trust, 2007-HE6 1A1	1.506%	8/25/37	125,336	93,940	(a)

Bear Stearns Second Lien Trust, 2007-SV1A A1	0.476%	12/25/36	348,147	286,674	(a)(d)

CDC Mortgage Capital Trust, 2002-HE1 A	0.876%	1/25/33	33,782	25,715	(a)

Chase Funding Mortgage Loan Asset-Backed Certificates, 2002-4 2A1	0.996%	10/25/32	11,524	9,862	(a)

Citigroup Mortgage Loan Trust Inc., 2007-SHL1 A	0.656%	11/25/46	673,860	344,587	(a)(d)

Countrywide Asset-Backed Certificates, 2002-4 A1	0.996%	2/25/33	13,623	12,315	(a)

Countrywide Asset-Backed Certificates, 2002-BC1	0.916%	4/25/32	70,689	41,662	(a)

Countrywide Asset-Backed Certificates, 2003-2 3A	0.756%	8/26/33	167,296	110,785	(a)

See Notes to Financial Statements.

10 | Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report

Schedule of investments (cont’d)
October 31, 2010

Legg Mason Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value

Asset-Backed Securities — continued

Countrywide Asset-Backed Certificates, 2006-SD3 A1	0.586%	7/25/36	$211,868	$119,658	(a)(d)

Countrywide Asset-Backed Certificates, 2007-13 2A1	1.156%	10/25/47	68,971	46,071	(a)

Countrywide Asset-Backed Certificates, 2007-QH1 A1	0.456%	2/25/37	268,694	209,382	(a)(d)

Countrywide Asset-Backed Certificates, 2007-SEA2 1A1	1.256%	8/25/47	258,691	161,138	(a)(d)

Countrywide Home Equity Loan Trust, 2002-G A	0.626%	12/15/28	30,028	24,755	(a)

Countrywide Home Equity Loan Trust, 2004-O	0.536%	2/15/34	33,341	14,207	(a)

Countrywide Home Equity Loan Trust, 2007-GW A	0.806%	8/15/37	156,419	119,993	(a)

Education Funding Capital Trust, 2003-3 A6	1.756%	12/15/42	200,000	190,750	(a)(c)

EFS Volunteer LLC, 2010-1 A2	1.389%	10/25/35	500,000	468,010	(a)(d)

Ellington Loan Acquisition Trust, 2007-1 A2A1	1.256%	5/26/37	114,743	106,310	(a)(d)

Ellington Loan Acquisition Trust, 2007-1 A2C	1.506%	5/29/37	200,000	99,583	(a)(d)

EMC Mortgage Loan Trust, 2004-C A1	0.806%	3/25/31	248,416	206,765	(a)(d)

EMC Mortgage Loan Trust, 2006-A A1	0.706%	12/25/42	431,639	332,276	(a)(d)

Fremont Home Loan Trust, 2006-B 2A2	0.356%	8/25/36	35,448	16,007	(a)

GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	1.006%	2/25/31	143,940	111,155	(a)(d)

GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.466%	11/25/36	112,258	49,593	(a)

GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.436%	12/25/36	119,768	64,158	(a)

GSAA Home Equity Trust, 2007-5 2A3A	0.576%	4/25/47	2,880,000	1,706,119	(a)

GSAA Home Equity Trust, 2007-6 A4	0.556%	5/25/47	2,780,000	1,743,716	(a)

GSAMP Trust, 2003-SEA A1	0.656%	2/25/33	135,607	95,607	(a)

GSAMP Trust, 2004-SEA2 A2B	0.806%	3/25/34	720,390	706,219	(a)

Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	590,000	654,108	(d)

Kentucky Higher Education Student Loan Corp., 2010-1 A2	1.450%	5/1/34	350,000	348,715	(a)

Keycorp Student Loan Trust, 2003-A 1A2	0.548%	10/25/32	1,092,061	1,064,408	(a)

Lehman XS Trust, 2005-5N 1A1	0.556%	11/25/35	114,242	81,309	(a)

Lehman XS Trust, 2006-2N 1A1	0.516%	2/25/46	122,297	69,541	(a)

Lehman XS Trust, 2006-4N A2A	0.476%	4/25/46	262,368	143,274	(a)

Lehman XS Trust, 2007-2N 3A1	0.346%	2/25/37	35,020	32,070	(a)

Lehman XS Trust, 2007-9 1A1	0.376%	6/25/37	891,458	529,955	(a)

Merrill Lynch First Franklin Mortgage Loan Trust, 2007-H1 2A1	1.756%	10/25/37	513,286	355,513	(a)

Morgan Stanley Mortgage Loan Trust, 2007-2AX 2A1	0.346%	9/25/36	63,103	30,805	(a)

MSCC HELOC Trust, 2005-1 A	0.446%	7/25/17	92,640	69,890	(a)

Nelnet Student Loan Trust, 2008-4 A4	1.768%	4/25/24	1,300,000	1,337,808	(a)

Park Place Securities Inc., 2004-WCW2 M1	0.876%	10/25/34	1,423,685	1,353,936	(a)

Provident Bank Home Equity Loan Trust, 1999-3 A3	1.036%	1/25/31	16,744	7,331	(a)

Provident Bank Home Equity Loan Trust, 2002-2 A2	0.796%	8/25/31	20,015	8,052	(a)

RAAC Series, 2006-RP3 A	0.526%	5/25/36	60,195	38,559	(a)(d)

RAAC Series, 2007-RP1 A	0.546%	5/25/46	270,593	169,795	(a)(d)

RAAC Series, 2007-SP3 A1	1.456%	9/25/47	1,033,407	788,043	(a)

Renaissance Home Equity Loan Trust, 2003-1 A	1.116%	6/25/33	19,600	17,396	(a)

Residential Asset Mortgage Products Inc., 2002-RS6 AII	1.156%	11/25/32	5,158	2,455	(a)

Residential Asset Mortgage Products Inc., 2003-RS2 AII	0.936%	3/25/33	2,764	1,714	(a)

Residential Funding Securities Corp., 2002-RP2 A1	1.006%	10/25/32	9,414	5,295	(a)(c)(d)

SACO I Trust, 2005-WM3 A3	0.956%	9/25/35	26,968	11,662	(a)

Securitized Asset-Backed Receivables LLC, 2006-FR3 A2	0.396%	5/25/36	31,687	27,838	(a)

Securitized Asset-Backed Receivables LLC, 2007-BR2 A2	0.486%	2/25/37	449,280	227,623	(a)

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report | 11

Legg Mason Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value

Asset-Backed Securities — continued

Southern Pacific Secured Assets Corp., 1998-2 A1	0.596%	7/25/29	$4,604	$2,301	(a)

Structured Asset Securities Corp., 2004-SC1	8.535%	12/25/29	40,539	40,396	(a)(d)

Structured Asset Securities Corp., 2005-4XS 2A1A	2.006%	3/25/35	49,618	37,830	(a)

Structured Asset Securities Corp., 2007-BC3 1A2	0.396%	5/25/47	100,000	72,609	(a)

Structured Asset Securities Corp., 2007-BC4 A3	0.506%	11/25/37	785,417	756,541	(a)

Structured Asset Securities Corp., 2007-TC1 A	0.556%	4/25/31	64,162	48,732	(a)(d)

Student Loan Consolidation Center, 2002-1 A3	2.704%	3/1/42	450,000	411,210	(a)(d)

Student Loan Consolidation Center, 2002-2 A14	1.848%	7/1/42	650,000	593,970	(a)(d)

Truman Capital Mortgage Loan Trust, 2005-1 A	0.686%	3/25/37	890,097	735,743	(a)(d)

UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	9,474	9,070

Total Asset-Backed Securities (Cost — $19,624,530)				19,135,967

Collateralized Mortgage Obligations — 24.7%

American Home Mortgage Assets, 2006-2 2A1	0.446%	9/25/46	100,701	53,509	(a)

ARM Trust, 2005-10 1A21	3.043%	1/25/36	33,940	24,021	(a)

Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	4,822	5,063

Banc of America Funding Corp., 2004-B 3A2	3.356%	12/20/34	23,181	15,332	(a)

Banc of America Funding Corp., 2005-E 8A1	3.183%	6/20/35	104,211	56,169	(a)

Banc of America Funding Corp., 2006-D 6A1	5.584%	5/20/36	1,888,371	1,277,844	(a)

Banc of America Funding Corp., 2007-C 5A1	3.889%	5/20/36	542,673	423,353	(a)

BCAP LLC Trust, 2006-AA1 A1	0.446%	10/25/36	1,698,985	991,372	(a)

Bear Stearns Alt-A Trust, 2004-8 1A	0.606%	9/25/34	1,066,399	884,684	(a)

Bear Stearns ARM Trust, 2004-10 15A1	2.995%	1/25/35	74,548	65,386	(a)

Bear Stearns ARM Trust, 2004-10 31A1	3.137%	1/25/35	66,668	58,177	(a)

Bear Stearns ARM Trust, 2005-6 1A1	2.937%	8/25/35	593,017	436,769	(a)

Chevy Chase Mortgage Funding Corp., 2004-1A A1	0.536%	1/25/35	187,829	145,284	(a)(d)

Commercial Mortgage Lease-Backed Certificates, 2001-CMLB A1	6.746%	6/20/31	1,220,445	1,356,905	(d)

Countrywide Alternative Loan Trust, 2005-17 2A1	0.496%	7/25/35	132,859	76,715	(a)

Countrywide Alternative Loan Trust, 2005-24 1A1	1.680%	7/20/35	1,810,481	1,083,087	(a)

Countrywide Alternative Loan Trust, 2005-24 4A1	0.486%	7/20/35	101,477	60,681	(a)

Countrywide Alternative Loan Trust, 2005-57CB 4A3	5.500%	12/25/35	2,308,783	2,021,289

Countrywide Alternative Loan Trust, 2006-OA11 A4	0.446%	9/25/46	172,060	87,040	(a)

Countrywide Alternative Loan Trust, 2006-OA2 A5	0.486%	5/20/46	224,411	100,190	(a)

Countrywide Alternative Loan Trust, 2007-OA2 2A1	0.386%	3/25/47	155,085	70,764	(a)

Countrywide Home Loan Mortgage Pass-Through Trust, 2005-9 1A1	0.556%	5/25/35	141,722	88,272	(a)

Countrywide Home Loans, 2005-R3 AF	0.656%	9/25/35	352,713	301,432	(a)(d)

Countrywide Home Loans Mortgage Pass-Through Trust, 2006-3 2A1	0.506%	3/25/36	37,489	23,306	(a)

Credit Suisse First Boston Mortgage Securities Corp., 2001-28 1A1	0.906%	11/25/31	129,988	81,479	(a)

Crusade Global Trust, 2003-2	0.481%	9/18/34	77,493	77,086	(a)(c)

CS First Boston Mortgage Securities Corp., 2004-AR5 7A2	2.707%	6/25/34	44,025	43,333	(a)

Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.210%	6/26/35	1,090,000	1,006,726	(a)(d)

GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.606%	3/25/35	656,605	543,707	(a)(d)

GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.606%	9/25/35	134,227	111,831	(a)(d)

See Notes to Financial Statements.

12 | Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report

Schedule of investments (cont’d)
October 31, 2010

Legg Mason Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value

Collateralized Mortgage Obligations — continued

GSR Mortgage Loan Trust, 2004-14 3A2	3.399%	12/25/34	$61,439	$42,261	(a)

GSR Mortgage Loan Trust, 2005-AR3 1A1	0.696%	5/25/35	108,485	83,212	(a)

Harborview Mortgage Loan Trust, 2006-2	3.069%	2/25/36	167,132	95,474	(a)

Harborview Mortgage Loan Trust, 2007-4 2A1	0.476%	7/19/47	138,260	84,560	(a)

Harborview Mortgage Loan Trust, 2007-7 2A1A	1.256%	11/25/47	196,211	132,106	(a)

Harborview Mortgage Loan Trust, 2006-13 A	0.436%	11/19/46	265,694	138,911	(a)

Homebanc Mortgage Trust, 2004-2 A1	0.626%	12/25/34	103,412	88,382	(a)

IMPAC Secured Assets Corp., 2005-2 A1	0.576%	3/25/36	414,827	224,935	(a)

Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.953%	11/25/37	401,874	348,545	(a)

Indymac Index Mortgage Loan Trust, 2005-AR14 2A1A	0.556%	7/25/35	70,828	45,995	(a)

Indymac Index Mortgage Loan Trust, 2006-AR6 2A1A	0.456%	6/25/47	140,223	74,563	(a)

JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 A4	5.794%	2/12/51	380,000	412,783	(a)

JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,635,135	1,162,503

La Hipotecaria SA, 2007-1GA A	5.500%	12/23/36	476,449	452,626	(a)(d)

LB-UBS Commercial Mortgage Trust, 2005-C5 A4	4.954%	9/15/30	400,000	437,788

LB-UBS Commercial Mortgage Trust, 2006-C6 A4	5.372%	9/15/39	235,000	255,902

LB-UBS Commercial Mortgage Trust, 2007-C7 A3	5.866%	9/15/45	350,000	375,525	(a)

Lehman XS Trust, 2005-5N 3A1A	0.556%	11/25/35	97,577	69,379	(a)

Lehman XS Trust, 2007-8H A1	0.386%	6/25/37	82,496	37,696	(a)

Luminent Mortgage Trust, 2006-2 A1A	0.456%	2/25/46	147,567	84,077	(a)

Luminent Mortgage Trust, 2006-4 A1A	0.446%	5/25/46	120,714	66,251	(a)

Luminent Mortgage Trust, 2006-7 2A1	0.426%	12/25/36	66,806	41,771	(a)

MASTR ARM Trust, 2004-4 3A1	2.462%	5/25/34	171,748	161,567	(a)

MASTR ARM Trust, 2005-7 3A1	2.428%	9/25/35	169,333	81,590	(a)

MASTR ARM Trust, 2007-3 22A4	0.556%	5/25/47	200,000	45,221	(a)

MASTR ARM Trust, 2007-R5 A1	2.833%	11/25/35	1,634,404	1,029,025	(a)(d)

Merrill Lynch Mortgage Investors Trust, 2006-A1 1A1	4.782%	3/25/36	1,944,929	1,246,961	(a)

Merrill Lynch Mortgage Trust, 2005-CK1 A6	5.241%	11/12/37	1,815,000	2,007,285	(a)

Merrill Lynch/Countrywide Commercial Mortgage Trust, 2006-1 A4	5.416%	2/12/39	240,000	265,073	(a)

Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	2,000,000	2,061,073	(a)

Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.965%	8/12/49	830,000	906,055	(a)

MLCC Mortgage Investors Inc., 2003-G XA2, IO	1.160%	1/25/29	282,667	4,805	(a)(c)(e)

Morgan Stanley Capital I, 1999-LIFE E	6.969%	4/15/33	163,148	163,693	(a)

Morgan Stanley Mortgage Loan Trust, 2007-6XS 2A1M	0.476%	2/25/47	373,152	62,769	(a)

Prime Mortgage Trust, 2005-2 2A1	7.278%	10/25/32	67,591	67,220	(a)

Provident Funding Mortgage Loan Trust, 2005-1 1A1	3.020%	5/25/35	32,293	25,136	(a)

Regal Trust IV, 1999-1 A	3.297%	9/29/31	14,179	13,408	(a)(d)

Residential Accredit Loans Inc., 2006-QA2 1A1	0.506%	2/25/36	147,055	64,119	(a)

Residential Accredit Loans Inc., 2006-QO7 3A2	0.461%	9/25/46	4,000,000	1,655,988	(a)

Residential Accredit Loans Inc., 2006-QS8 A2	6.000%	8/25/36	2,374,456	1,535,600

Residential Accredit Loans Inc., 2007-Q01 A1	0.406%	2/25/37	139,378	80,432	(a)

Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	93,065	88,043

Structured ARM Loan Trust, 2005-12 3A1	2.544%	6/25/35	62,133	50,051	(a)

Structured ARM Loan Trust, 2005-19XS 1A1	0.576%	10/25/35	69,001	47,810	(a)

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report | 13

Legg Mason Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value

Collateralized Mortgage Obligations — continued

Structured Asset Mortgage Investments Inc., 2005-AR7 4A1	2.503%	3/25/46	$1,176,039	$673,557	(a)

Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.486%	2/25/36	272,094	169,770	(a)

Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.466%	4/25/36	270,968	152,197	(a)

Structured Asset Mortgage Investments Inc., 2006-AR7 A1A	0.466%	8/25/36	439,654	261,589	(a)

Structured Asset Mortgage Investments Inc., 2007-AR4 A1	0.456%	9/25/37	96,050	95,349	(a)

Structured Asset Securities Corp., 2004-2 4A1	2.824%	3/25/34	43,236	43,322	(a)

Thornburg Mortgage Securities Trust, 2007-4 2A1	6.193%	9/25/37	282,600	271,436	(a)

Thornburg Mortgage Securities Trust, 2007-4 3A1	6.196%	9/25/37	305,799	300,728	(a)

Voyager Dwnys Delaware Trust, 2009-1 UGL2	1.273%	3/20/47	237,473	21,966	(a)(c)(d)(e)

Wachovia Bank Commercial Mortgage Trust, 2005-C18 A4	4.935%	4/15/42	600,000	653,662

Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR1 A2 A3	0.656%	1/25/45	439,974	325,468	(a)

Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR1 A1A	0.576%	1/25/45	102,383	83,572	(a)

Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR9 A1A	0.576%	7/25/45	394,539	329,355	(a)

Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1A2	0.536%	11/25/45	105,375	77,238	(a)

Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.526%	12/25/45	135,056	111,420	(a)

Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A2	0.546%	12/25/45	202,585	151,670	(a)

Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR1 2A1A	1.440%	1/25/46	189,259	151,960	(a)

Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR11 1A	1.313%	9/25/46	218,820	137,867	(a)

Total Collateralized Mortgage Obligations (Cost — $32,319,327)				32,001,101

Corporate Bonds & Notes — 6.8%

Financials — 6.8%

Commercial Banks — 4.4%

Bank of Montreal, Secured Bonds	2.850%	6/9/15	1,840,000	1,946,882	(d)

Barclays Bank PLC, Senior Notes	5.000%	9/22/16	350,000	389,578

Cie de Financement Foncier, Secured Bonds	1.625%	7/23/12	1,680,000	1,699,520	(d)

Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	400,000	439,000	(a)(d)(f)

Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	950,000	1,038,040

Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	200,000	215,524

Total Commercial Banks				5,728,544

Diversified Financial Services — 2.4%

Citigroup Inc., Senior Notes	5.500%	10/15/14	1,700,000	1,860,608

Private Export Funding Corp., Notes	4.950%	11/15/15	1,060,000	1,236,242

Total Diversified Financial Services				3,096,850

Total Corporate Bonds & Notes (Cost — $8,261,305)				8,825,394

Municipal Bonds — 2.4%

California — 0.2%

California State, GO, Build America Bonds	7.300%	10/1/39	310,000	317,282

See Notes to Financial Statements.

14 | Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report

Schedule of investments (cont’d)
October 31, 2010

Legg Mason Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value

Municipal Bonds — continued

Georgia — 0.3%

Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	$350,000	$359,866

Pennsylvania — 1.9%

Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.041%	5/1/46	2,750,000	2,433,750	(a)(c)

Total Municipal Bonds (Cost — $3,097,060)				3,110,898

U.S. Government & Agency Obligations — 14.0%

U.S. Government Agencies — 9.9%

Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.750%	9/10/15	3,720,000	3,788,247

Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.771%	3/1/33	241,478	252,723	(a)

Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	1,880,000	2,522,834

Federal National Mortgage Association (FNMA), Notes	1.000%	9/18/12	2,000,000	2,004,060

Federal National Mortgage Association (FNMA), Notes	1.625%	10/26/15	2,200,000	2,223,624

Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	600,000	646,125

Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	890,000	965,566

Tennessee Valley Authority, Notes	5.250%	9/15/39	350,000	395,116

Total U.S. Government Agencies				12,798,295

U.S. Government Obligations — 4.1%

U.S. Treasury Notes	1.875%	10/31/17	5,310,000	5,300,872

Total U.S. Government & Agency Obligations (Cost — $17,574,456)				18,099,167

Total Investments before Short-Term Investments (Cost — $132,902,231)				134,385,816

Short-Term Investments — 20.1%

U.S. Government Agencies — 0.3%

Federal National Mortgage Association (FNMA), Discount Notes (Cost — $419,471)	0.240%	5/9/11	420,000	419,603	(g)(h)

Repurchase Agreements — 19.8%

Barclays Capital Inc. repurchase agreement dated 10/29/10; Proceeds at maturity - $12,850,182; (Fully collateralized by U.S. government obligations, 4.500% due 5/15/38; Market value — $13,107,004)	0.170%	11/1/10	12,850,000	12,850,000

Morgan Stanley repurchase agreement dated 10/29/10; Proceeds at maturity — $12,850,161; (Fully collateralized by U.S. government agency obligations, 3.000% due 8/11/17; Market value — $13,106,998)	0.150%	11/1/10	12,850,000	12,850,000

Total Repurchase Agreements (Cost — $25,700,000)				25,700,000

Total Short-Term Investments (Cost — $26,119,471)				26,119,603

Total Investments — 123.9% (Cost — $159,021,702#)				160,505,419

Liabilities in Excess of Other Assets — (23.9)%				(30,948,574)

Total Net Assets — 100.0%				$129,556,845

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report | 15

Legg Mason Western Asset SMASh Series M Fund

(a)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2010.
(b)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(c)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Illiquid security (unaudited).
(f)	Security has no maturity date. The date shown represents the next call date.
(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(h)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $159,104,264.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CMT	— Constant Maturity Treasury
GO	— General Obligation
HELOC	— Home Equity Line of Credit
IO	— Interest Only

Schedule of Written Options

Security	Expiration Date	Strike Price	Contracts	Value

U.S. Treasury 10-Year Notes Futures, Put	11/26/10	$124.00	146	$47,906

Total Written Options (Premiums received — $51,994)				$47,906

See Notes to Financial Statements.

16 | Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report

Statement of assets and liabilities
October 31, 2010

Assets:

Investments, at value (Cost — $133,321,702)	$134,805,419

Repurchase agreements, at value (Cost — $25,700,000)	25,700,000

Cash	4,821,320

Receivable for securities sold	32,703,625

Interest receivable	371,714

Receivable for Fund shares sold	304,400

Premiums paid for open swaps	23,114

Receivable from broker — variation margin on open futures contracts	22,086

Unrealized appreciation on swaps	18,558

Receivable from investment manager	15,608

Other receivables	329

Principal paydown receivable	19

Prepaid expenses	12,870

Total Assets	198,799,062

Liabilities:

Payable for securities purchased	69,077,176

Written options, at value (premium received $51,994)	47,906

Payable for Fund shares repurchased	30,316

Trustees’ fees payable	339

Payable for open swap contracts	6

Accrued expenses	86,474

Total Liabilities	69,242,217

Total Net Assets	$129,556,845

Net Assets:

Par value (Note 5)	$124

Paid-in capital in excess of par value	124,985,127

Undistributed net investment income	848,469

Accumulated net realized gain on investments, futures contracts, written options and swap contracts	2,959,083

Net unrealized appreciation on investments, futures contracts, written options and swap contracts	764,042

Total Net Assets	$129,556,845

Shares Outstanding	12,418,078

Net Asset Value	$10.43

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report | 17

Statement of operations
 For theYear Ended October 31, 2010

Investment Income:

Interest	$5,690,189

Expenses:

Shareholder reports	95,121

Audit and tax	39,374

Legal fees	34,999

Registration fees	23,966

Transfer agent fees	9,477

Custody fees	7,114

Insurance	4,791

Trustees’ fees	1,654

Miscellaneous expenses	8,357

Total Expenses	224,853
Less: Fee waivers and/or expense reimbursements (Note 2)	(221,687)
Compensating balance arrangements (Note 1)	(3,166)

Net Expenses	—

Net Investment Income	5,690,189

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):

Net Realized Gain (Loss) From:

Investment transactions	2,602,672

Futures contracts	783,711

Written options	117,492

Swap contracts	(171,656)

Net Realized Gain	3,332,219

Change in Net Unrealized Appreciation (Depreciation) From:

Investments	6,831,956

Futures contracts	(789,811)

Written options	(70,504)

Swap contracts	64,720

Change in Net Unrealized Appreciation (Depreciation)	6,036,361

Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	9,368,580

Increase in Net Assets From Operations	$15,058,769

See Notes to Financial Statements.

18 | Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2010	2009

Operations:

Net investment income	$5,690,189	$6,438,796

Net realized gain	3,332,219	2,498,391

Change in net unrealized appreciation (depreciation)	6,036,361	5,511,676

Increase in Net Assets From Operations	15,058,769	14,448,863

Distributions to Shareholders From (Notes 1 and 6):

Net investment income	(6,989,175)	(5,560,910)

Net realized gains	(365,316)	(1,400,851)

Decrease in Net Assets From Distributions to Shareholders	(7,354,491)	(6,961,761)

Fund Share Transactions (Note 5):

Net proceeds from sale of shares	42,564,554	17,608,328

Cost of shares repurchased	(18,981,087)	(35,374,580)

Increase (Decrease) in Net Assets From Fund Share Transactions	23,583,467	(17,766,252)

Increase (Decrease) in Net Assets	31,287,745	(10,279,150)

Net Assets:

Beginning of year	98,269,100	108,548,250

End of year*	$129,556,845	$98,269,100

*Includes undistributed net investment income of:	$848,469	$2,026,640

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report | 19

Financial highlights

For a share of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

	2010	2009	2008	2007[1]

Net asset value, beginning of year	$9.74	$8.95	$10.00	$10.00

Income (loss) from operations:
Net investment income	0.49	0.61	0.49	0.37

Net realized and unrealized gain (loss)	0.86	0.81	(0.97)	(0.02)

Total income (loss) from operations	1.35	1.42	(0.48)	0.35

Less distributions from:
Net investment income	(0.63)	(0.51)	(0.46)	(0.35)

Net realized gains	(0.03)	(0.12)	(0.11)	—

Total distributions	(0.66)	(0.63)	(0.57)	(0.35)

Net asset value, end of year	$10.43	$9.74	$8.95	$10.00

Total return[2]	14.57%	16.90%	(5.07)%	3.59%

Net assets, end of year (000s)	$129,557	$98,269	$108,548	$43,834

Ratios to average net assets:
Gross expenses[3]	0.20%	0.27%[4]	0.26%[4]	1.77%[4,5]

Net expenses[6,7,8]	0.00	0.00	0.00	0.00[5]

Net investment income	5.07	6.70	5.64	5.17[5]

Portfolio turnover rate	253%[9]	70%[9]	90%[9]	553%[9]

1	For the period December 27, 2006 (inception date) to October 31, 2007.
2

Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager pursuant to an expense reimbursement agreement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

3	Gross expenses do not include management fees paid to the manager and subadvisers. Management fees are paid directly or indirectly by the separately managed account sponsor.
4	Includes the Fund’s share of SMASh Series M Portfolio’s allocated expenses prior to April 18, 2009.
5	Annualized.
6

The Fund’s manager has entered into an expense reimbursement agreement with the Fund, which expires on December 31, 2012, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement agreement does not cover brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses.

7	Reflects fee waivers and/or expense reimbursements.
8	The impact of compensating balance arrangements, if any, was less than 0.01%.
9

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 723%, 283% and 582% for the years ended October 31, 2010, 2009 and 2008, respectively, and 647% for the period ended October 31, 2007.

See Notes to Financial Statements.

20 | Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies
 Legg Mason Western Asset SMASh Series M Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report | 21

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Long-term investments†:

Mortgage-backed securities	—	$53,105,664	$107,625	$53,213,289

Asset-backed securities	—	18,939,922	196,045	19,135,967

Collateralized mortgage obligations	—	31,974,330	26,771	32,001,101

Corporate bonds & notes	—	8,825,394	—	8,825,394

Municipal bonds	—	677,148	2,433,750	3,110,898

U.S. government & agency obligations	—	18,099,167	—	18,099,167

Total long-term investments	—	$131,621,625	$2,764,191	$134,385,816

Short-term investments†	—	26,119,603	—	26,119,603

Total investments	—	$157,741,228	$2,764,191	$160,505,419

Other financial instruments:

Futures contracts	$(742,321)	—	—	(742,321)

Written options	(47,906)	—	—	(47,906)

Total return swaps	—	$17,466	—	17,466

Credit default swaps on credit indices — buy protection‡	—	24,206	—	24,206

Total other financial instruments	$(790,227)	$41,672	—	$(748,555)

Total	$(790,227)	$157,782,900	$2,764,191	$159,756,864

†	See Schedule of Investments for additional detailed categorizations.
‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Mortgage- Backed Securities	Asset- Backed Securities	Collateralized Mortgage Obligations	Municipal Bonds	Total

Balance as of October 31, 2009	—	—	$5,134	—	$5,134

Accrued premiums/discounts	—	$95	—	$2,534	2,629

Realized gain (loss)[1]	—	—	—	5,751	5,751

Change in unrealized appreciation (depreciation)[2]	$156	905	18,938	(785)	19,214

Net purchases (sales)	107,469	189,750	(19,267)	2,426,250	2,704,202

Transfers into Level 3	—	5,295	21,966	—	27,261

Transfers out of Level 3	—	—	—	—	—

Balance as of October 31, 2010	$107,625	$196,045	$26,771	$2,433,750	$2,764,191

Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2010[2]	$156	$905	$18,938	$(785)	$19,214

1	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
2

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell the security at an agreed-upon price and

22 | Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report

Notes to financial statements (cont’d)

time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report | 23

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as a realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

Credit default swaps
The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by

24 | Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report

Notes to financial statements (cont’d)

any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps
The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps
The Fund may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report | 25

(h) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification

26 | Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report

Notes to financial statements (cont’d)

method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain

(a)	$120,815	$(120,815)

(a)

Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates
LMPFA is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

The manager and subadvisers do not charge management fees to the Fund. However, the Fund is an integral part of the separately managed account program, and the Fund’s manager and subadvisers will be compensated directly or indirectly by separately managed account program sponsors. If the management fee was charged to the Fund, a fee of 0.087% of the Fund’s average daily net assets could have been imputed. LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund.

LMPFA has entered into an expense reimbursement agreement with the Fund, which expires on December 31, 2012, pursuant to which LMPFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement agreement does not cover brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses. During the year ended October 31, 2010, the Fund was reimbursed for expenses amounting to $221,687. This expense reimbursement agreement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report | 27

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments
During the year ended October 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations

Purchases	$31,210,170	$277,653,740

Sales	31,325,218	264,800,556

At October 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,320,708

Gross unrealized depreciation	(5,919,553)

Net unrealized appreciation	$1,401,155

At October 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain/(Loss)

Contracts to Buy:

Ultra Long Term U.S. Treasury Bonds	58	12/10	$8,243,001	$7,820,937	$(422,064)

Contracts to Sell:

U.S. Treasury 2-Year Notes	223	12/10	48,810,041	49,056,516	(246,475)

U.S. Treasury 5-Year Notes	13	12/10	1,583,770	1,580,515	3,255

U.S. Treasury 10-Year Notes	45	12/10	5,605,619	5,682,656	(77,037)

					(320,257)

Net unrealized loss on open futures contracts					$(742,321)

During the year ended October 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums

Written options, outstanding October 31, 2009	287	$111,430

Options written	4,459	1,727,352

Options closed	(3,243)	(1,214,739)

Options exercised	(360)	(288,752)

Options expired	(997)	(283,297)

Written options, outstanding October 31, 2010	146	$51,994

At October 31, 2010, the Fund held TBA securities with a total cost of $38,505,071.

28 | Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report

Notes to financial statements (cont’d)

At October 31, 2010, the Fund had the following open swap contracts:

TOTAL RETURN SWAPS

Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made by the Fund‡	Periodic Payments Received by the Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

JPMorgan Securities Inc.	$305,000	4/1/11	TRX-CMBS Reset	TRX-CMBS	—	$7,777	*

Morgan Stanley Co. Inc.	380,000	4/1/11	TRX-CMBS Reset	TRX-CMBS	—	9,689	*

Total	$685,000				—	$17,466

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made Fund‡	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	$380,000	12/13/49	0.080% Monthly	$24,206	$23,114	$1,092	*

1

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

2

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.
*	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

4. Derivative instruments and hedging activities
Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2010.

ASSET DERIVATIVES[1]

	Interest Rate Contracts Risk	Credit Contracts Risk	Total

Futures contracts[2]	$3,255	—	$3,255

Swap contracts[3]	17,466	$24,206	41,672

Total	$20,721	$24,206	$44,927

Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report | 29

LIABILITY DERIVATIVES[1]

	Interest Rate Contracts Risk	Credit Contracts Risk	Total

Written options	$47,906	—	$47,906

Futures contracts[2]	745,576	—	745,576

Total	$793,482	—	$793,482

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

3	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Credit Contracts Risk	Total

Purchased options	$362,452	—	$362,452

Written options	117,492	—	117,492

Futures contracts	783,711	—	783,711

Swap contracts	(178,781)	$7,125	(171,656)

Total	$1,084,874	$7,125	$1,091,999

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Credit Contracts Risk	Total

Written Options	$(70,504)	—	$(70,504)

Futures Contracts	(789,811)	—	(789,811)

Swap Contracts	17,466	$47,254	64,720

Total	$(842,849)	$47,254	$(795,595)

During the year ended October 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value

Purchased options†	$260,218

Written options	282,742

Futures contracts (to buy)	49,308,383

Futures contracts (to sell)	42,355,208

Average Notional Balance

Interest rate swap contracts†	$5,923,077

Credit default swap contracts (to buy protection)	800,769

Credit default swap contracts (to sell protection)†	3,590,972

Total return swap contracts	222,692

†	At October 31, 2010, there were no open positions held in this derivative.

30 | Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report

Notes to financial statements (cont’d)

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of October 31, 2010, the Fund had no swap positions with credit related contingent features in a net liability position.

5. Shares of beneficial interest
At October 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Fund were as follows:

	Year Ended October 31, 2010	Year Ended October 31, 2009

Shares sold	4,252,307	1,993,447

Shares repurchased	(1,918,484)	(4,036,402)

Net increase (decrease)	2,333,823	(2,042,955)

6. Income tax information and distributions to shareholders
Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date	Payable Date	Distribution

11/15/2010	11/16/2010	$0.043447

12/14/2010	12/15/2010	$0.303963

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2010	2009

Distributions Paid From:

Ordinary income	$7,354,491	$5,601,925

Net long-term capital gains	—	1,359,836

Total taxable distributions	$7,354,491	$6,961,761

As of October 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income - net	$3,175,578

Other book/tax temporary differences(a)	714,536

Unrealized appreciation (depreciation)(b)	681,480

Total accumulated earnings (losses) — net	$4,571,594

(a)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles and the realization for tax purposes of unrealized losses on certain futures contracts.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report | 31

7. Other matters
On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

32 | Legg Mason Western Asset SMASh Series M Fund 2010 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners InstitutionalTrust

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset SMASh Series M Fund, a series of Legg Mason Partners Institutional Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from December 27, 2006 (inception date) to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset SMASh Series M Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 17, 2010

Legg Mason Western Asset SMASh Series M Fund | 33

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset SMASh Series M Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling 1-877-721-1926.

Independent Trustees†:

Elliott J. Berv

Year of birth	1943

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher

Year of birth	1938

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years

Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Jane F. Dasher

Year of birth	1949

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

34 | Legg Mason Western Asset SMASh Series M Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers

Independent Trustees cont’d

Mark T. Finn

Year of birth	1943

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years

Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Rainer Greeven

Year of birth	1936

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)

Stephen R. Gross

Year of birth	1947

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1986

Principal occupation(s) during past five years

Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr.

Year of birth	1941

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1985

Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Legg Mason Western Asset SMASh Series M Fund | 35

Independent Trustees cont’d

Diana R. Harrington

Year of birth	1940

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Susan M. Heilbron

Year of birth	1945

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years

Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley

Year of birth	1951

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Alan G. Merten

Year of birth	1941

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	President, George Mason University (since 1996)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

36 | Legg Mason Western Asset SMASh Series M Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers

Independent Trustees cont’d

R. Richardson Pettit

Year of birth	1942

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years

Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:

R. Jay Gerken, CFA[3]

Year of birth	1951

Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of funds in fund complex overseen by Trustee	136

Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

Additional Officers:

Ted P. Becker

Legg Mason
620 Eighth Avenue, New York, NY 10018

Year of birth	1951

Position(s) with Trust	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Western Asset SMASh Series M Fund | 37

Additional Officers cont’d

John Chiota

Legg Mason
100 First Stamford Place, Stamford, CT 06902

Year of birth	1968

Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2007 and 2008

Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel

Legg Mason
100 First Stamford Place, Stamford, CT 06902

Year of birth	1954

Position(s) with Trust	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia

Legg Mason
100 First Stamford Place, Stamford, CT 06902

Year of birth	1962

Position(s) with Trust	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

Kaprel Ozsolak

Legg Mason
55 Water Street, New York, NY 10041

Year of birth	1965

Position(s) with Trust	Chief Financial Officer

Term of office[1] and length of time served[2]	Since 2010

Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

38 | Legg Mason Western Asset SMASh Series M Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers

Additional Officers cont’d

David Castano

Legg Mason
55 Water Street, New York, NY 10041

Year of birth	1971

Position(s) with Trust	Treasurer

Term of office[1] and length of time served[2]	Since 2010

Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)

Jeanne M. Kelly

Legg Mason
620 Eighth Avenue, New York, NY 10018

Year of birth	1951

Position(s) with Trust	Senior Vice President

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.
[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset SMASh Series M Fund | 39

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2010:

Distributions paid	November 2009 - December 2009	January 2010 - October 2010

Interest from Federal obligations	—	3.06%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason Western Asset
SMASh Series M Fund

Trustees
Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager
Legg Mason Partners Fund Advisor, LLC

Subadvisers
Western Asset Management Company

Western Asset Management Company Limited

Distributor
Legg Mason Investor Services, LLC

Custodian
State Street Bank and Trust Company

Transfer agent
Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

Independent registered public accounting firm
KPMG LLP
345 Park Avenue
New York, NY 10154

Legg Mason Western Asset SMASh Series M Fund
The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Legg Mason Western Asset SMASh Series M Fund
55 Water Street
New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset SMASh Series M Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC
Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors
©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC
AMXX010548 12/10 SR10-1251

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2009 and October 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $67,150 in 2009 and $102,600 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $26 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Institutional Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Institutional Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $8,250 in 2009 and $8,250 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

	b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto. Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date:	December 22, 2010

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date:	December 22, 2010

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Institutional Trust

Date:	December 22, 2010